                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 3 dated as of September 18, 2002 (this "Amendment"), to the CREDIT AGREEMENT dated as of June 6, 2000, and as amended by Amendment No. 1 dated as of May 29, 2001, and Amendment No. 2 dated as of August 3, 2001 (the "Credit Agreement"), among FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Borrower"), FAIRCHILD SEMICONDUCTOR
                               INTERNATIONAL, INC., a Delaware corporation
                               ("Holdings"), the Lenders (as defined in Article I of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as swingline lender (in such capacity, the "Swingline Lender"), as an Issuing Bank (as defined in Article I of the Credit Agreement), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, FLEET NATIONAL BANK, as an Issuing Bank and as syndication agent (in such capacity, the "Syndication Agent"), and ABN AMRO BANK NV, as documentation agent (in such capacity, the "Documentation Agent").

      A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

      B. Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended as provided herein. The Required Lenders, on the terms and subject to the conditions set forth herein, are willing so to amend the Credit Agreement.

     C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendments to the Credit Agreement. (a) The definition of the term "Cash Equivalents" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "and (f)" set forth therein and substituting therefor the following:

            ", (f) senior corporate debt obligations of a U.S. issuer that are rated BBB or better by Standard & Poor's Ratings Service or Baa2 or better by Moody's Investors Service, Inc., that mature not more than three years after the date of acquisition by such person and that are actively traded in a secondary market, and (g)".

      (b) Section 6.04(a) of the Credit Agreement is hereby amended by inserting after the words "Cash Equivalents" set forth therein the following:

            ", provided that, in the case of Cash Equivalents, (i) the weighted average life to maturity of all Cash Equivalents held by the Borrower and its Subsidiaries at any time shall not exceed one year and (ii) obligations described in clause (f) of the definition of such term that are rated BBB by Standard & Poor's Rating Service or Baa2 by Moody's Investors Service, Inc. shall not comprise more than 10% of all Cash Equivalents held by the Borrower and its Subsidiaries at any time".

      SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and each of the Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      SECTION 3. Effectiveness. This Amendment shall become effective as of the date first above written on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, the Subsidiary Guarantors and the Required Lenders.

      SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

      SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     SECTION 8. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

     SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 10. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.4

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              FAIRCHILD SEMICONDUCTOR CORPORATION


                              by /s/ Matthew W. Towse
                                 ---------------------------------------
                                 Name: Matthew W. Towse
                                 Title: Vice President, Treasurer


                              FAIRCHILD SEMICONDUCTOR
                              INTERNATIONAL, INC.


                              by /s/ Matthew W. Towse
                                 ---------------------------------------
                                 Name: Matthew W. Towse
                                 Title: Vice President, Treasurer


                              EACH OF THE SUBSIDIARY GUARANTORS
                              LISTED ON ANNEX I HERETO,


                              by /s/ Matthew W. Towse
                                 -------------------------------------
                                 Name: Matthew W. Towse
                                 Title: Vice President, Treasurer


                              CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Bank,

                              by /s/ Robert Hetu
                                 --------------------------------------
                                 Name: Robert Hetu
                                 Title: Director


                              by /s/ Ian W. Nalitt
                                 --------------------------------------
                                 Name: Ian W. Nalitt
                                 Title: Associate


                              FLEET NATIONAL BANK, individually and as Syndication Agent and an Issuing Bank,


                              by /s/ William B. Williamson
                                 --------------------------------------
                                 Name: William B. Williamson
                                 Title: Senior Vice President

                              ABN AMRO BANK NV, individually and as
                              Documentation Agent,


                              by /s/ Richard Da Costa
                                 ---------------------------------------
                                 Name: Richard Da Costa
                                 Title: Group Vice President


                              by /s/ Jana Dombrowski
                                 ---------------------------------------
                                 Name: Jana Dombrowski
                                 Title: Vice President

                                          SIGNATURE PAGE TO AMENDMENT NO. 3
                                          DATED AS OF
                                          SEPTEMBER 18, 2002 TO THE FAIRCHILD
                                          SEMICONDUCTOR
                                          CORPORATION CREDIT AGREEMENT DATED
                                          AS OF
                                          JUNE 6, 2000, AS AMENDED.




NAME OF LENDER: General Electric Corporation

                by /s/ Gregory Hong
                   ---------------------------------------
                   Name: Gregory Hong
                   Title: Duly Authorized Signatory

                                          SIGNATURE PAGE TO AMENDMENT NO. 3
                                          DATED AS OF
                                          SEPTEMBER 18, 2002 TO THE FAIRCHILD
                                          SEMICONDUCTOR
                                          CORPORATION CREDIT AGREEMENT DATED
                                          AS OF
                                          JUNE 6, 2000, AS AMENDED.



NAME OF LENDER: LLOYDS TSB BANK

                by /s/ Matthew A.L. Packham
                   ----------------------------------------------
                   Name: Matthew A.L. Packham
                   Title: Assistant Director, Acquisition Finance



                by /s/ Nicholas J. Bruce
                   ----------------------------------------------
                   Name: Nicholas J. Bruce
                   Title: Credit Services

                                          SIGNATURE PAGE TO AMENDMENT NO. 3
                                          DATED AS OF
                                          SEPTEMBER 18, 2002 TO THE FAIRCHILD
                                          SEMICONDUCTOR
                                          CORPORATION CREDIT AGREEMENT DATED
                                          AS OF
                                          JUNE 6, 2000, AS AMENDED.



NAME OF LENDER: CITIZENS BANK OF MASSACHUSETTS

                by /s/ William F. Granchelli
                   -----------------------------------
                   Name: William F. Granchelli
                   Title: Senior Vice President

                                          SIGNATURE PAGE TO AMENDMENT NO. 3
                                          DATED AS OF
                                          SEPTEMBER 18, 2002 TO THE FAIRCHILD
                                          SEMICONDUCTOR
                                          CORPORATION CREDIT AGREEMENT DATED
                                          AS OF
                                          JUNE 6, 2000, AS AMENDED.


NAME OF LENDER: BANK OF SCOTLAND


                by /s/ Joseph Fratus
                   --------------------------------
                   Name: Joseph Fratus
                   Title: First Vice President

                                                                         ANNEX 1

                              SUBSIDIARY GUARANTORS

Fairchild Semiconductor Corporation of California
82 Running Hill Road
South Portland, ME 04106

Kota Microcircuits, Inc.
82 Running Hill Road
South Portland, ME 04106

QT Optoelectronics, Inc.
82 Running Hill Road
South Portland, ME 04106

QT Optoelectronics
82 Running Hill Road
South Portland, ME 04106